UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

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Filed by a Party other than the Registrant [ ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

Modern Capital Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS—SUBJECT TO COMPLETION

DATED JULY 21, 2026

Information in this document is not complete and subject to change. Modern Capital Funds Trust expects to distribute definitive materials on or about
July 31, 2026. This is not a solicitation of an offer to buy securities.

Modern Capital Funds Trust

75 Port City Landing

Suite 110

Mount Pleasant, SC 29464

July 31, 2026

Dear Shareholders:

We invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the Modern Capital Tactical Income Fund (the “Existing Fund”), a series of Modern Capital Funds Trust (“MCFT”), to be held telephonically at 10:00 a.m. Eastern Time on August 17, 2026.

As discussed in more detail in the enclosed Proxy Statement, at the Special Meeting, the shareholders of the Existing Fund will be asked to (i) consider and vote to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Existing Fund into a corresponding newly-created series (the “New Fund”) of Trailmark Series Trust (“TST”) (the “Reorganization”) and (ii) transact such other business as may properly come before the Special Meeting. If approved, the Reorganization will result in (i) the transfer of all of the assets and liabilities of the Existing Fund to the New Fund in exchange for the number of shares of the New Fund equal to the number of shares of the Existing Fund then outstanding, (ii) the pro rata distribution of shares of the New Fund to shareholders of record of the Existing Fund as of the effective date of the Reorganization in full redemption of all shares of the Existing Fund, and (iii) the complete liquidation and termination of the Existing Fund. The New Fund will be managed by the Existing Fund’s current investment adviser, Modern Capital Management Co. (the “Adviser”), and the investment objective, principal investment strategies, principal risks and policies of the New Fund would be the same as the investment objective, principal investment strategies, principal risks and policies of the Existing Fund. The portfolio manager of the Existing Fund also will serve as the portfolio manager for the New Fund.

The New Fund was established solely for the purpose of acquiring the assets and liabilities of the Existing Fund and continuing the Existing Fund’s business. Subject to shareholder approval, on the closing date of the Reorganization, your Existing Fund shares will be exchanged for shares of equal value of the New Fund in complete liquidation of the Existing Fund, and you will no longer be a shareholder of the Existing Fund and will be a shareholder of the New Fund. Interests of shareholders will not be diluted as a result of the Reorganization. If shareholders of the Existing Fund do not approve the Reorganization, then the Existing Fund will not be reorganized into the New Fund and the MCFT board of trustees will consider what further actions to take with respect to the Existing Fund, which may include continuation of the Existing Fund. Importantly, approval of the proposal is not expected to result in any increase in Fund fees or expenses. The Adviser and/or the Administrator will pay all expenses incurred in connection with the Reorganization, even if the Reorganization is not approved by shareholders.

As stated above, if the Reorganization is approved, the New Fund will be managed by the Adviser of the Existing Fund; however, the New Fund would be overseen by a different board of trustees and have certain different third-party service providers.

The Reorganization is primarily being driven by the Adviser’s pursuit of operational efficiencies by the Existing Fund joining a larger, shared trust arrangement and streamlined administration. We anticipate the New Fund will benefit from improvements in the pricing of services and increased operating efficiencies. The Existing Fund will have the same service providers, and the larger shared trust arrangement, over time, may create synergies, eliminate redundancies and mitigate operational risks. The Reorganization aligns with the Adviser’s commitment to enhancing shareholder value by potentially lowering costs and improving overall fund management effectiveness. Ultimately, the Adviser believes the Reorganization will re-position the Existing Fund to better serve its shareholders through improved operational efficiency and risk management.

As the Existing Fund shareholder, you may choose to:

●	maintain your current positions in the Existing Fund and receive shares of the New Fund on the date of the Existing Fund’s Reorganization, or

●	if you do not wish to receive shares of the New Fund, redeem your shares of the Existing Fund prior to the date of the Existing Fund’s Reorganization.

The Proxy Statement provides greater detail regarding the New Fund, as well as on the mechanics of the Reorganization and what to expect during and following the Reorganization. Please take the time to carefully read the Proxy Statement and cast your vote.

YOUR VOTE IS IMPORTANT.

We believe the Reorganization is in the best interests of the Existing Fund’s shareholders and ask that you vote “FOR” the approval of the Plan to authorize the Reorganization.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. You may also vote online or by telephone by following the instructions provided on the proxy card, or in-person.

If you have any questions, please call the Existing Fund toll-free at 216-329-4271 and we will be glad to assist you.

Sincerely,

/s/ Brad Atkins
Brad Atkins, Chief Executive Officer
Modern Capital Funds Trust

Modern Capital Tactical Income Fund

a series of

Modern Capital Funds Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 17, 2026

Dear Shareholders:

The board of trustees of Modern Capital Funds Trust (“MCFT”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders (the “Shareholder Meeting”) of the Modern Capital Tactical Income Fund, a series of MCFT (the “Existing Fund”), to be held telephonically at 10:00 a.m. Eastern Time on August 17, 2026.

At the Shareholder Meeting, shareholders will be asked to vote on the following proposal with respect to the Existing Fund:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”), a copy of which is attached as Appendix A to the Proxy Statement, and
2.	To transact such other business as may properly come before the Shareholder Meeting.

THE BOARD OF TRUSTEES OF THE EXISTING FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Existing Fund on any other proposals raised at the Shareholder Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules. Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Shareholder Meeting or any adjournments or postponements thereof. Shareholders of record at the close of business on July 31, 2026, are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof. If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Shareholder Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the chairman of the Shareholder Meeting may adjourn the Shareholder Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Any shareholder meeting, whether or not a quorum is present, may be adjourned by the vote of the majority of the shares represented at that meeting, either in person or by proxy.

Any shareholder who does not expect to attend the Shareholder Meeting is urged to vote using the telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

By Order of the Board of Trustees,

/s/
John Tabb
Secretary of the Trust
July 31, 2026

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 17, 2026:

This Notice of Shareholder Meeting, the Proxy Statement (including the proposed Agreement and Plan of Reorganization) and the Proxy Voting Ballot are available at

moderncap.com

Important Information to Help you Understand and Vote on the Proposal

Q & A: Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting you as a shareholder of the Existing Fund that requires your vote.

What is this Document and Why Did You Send it to Me?

The enclosed Proxy Statement is a proxy statement for the Modern Capital Tactical Income Fund (the “Existing Fund”), a series of Modern Capital Funds Trust (“MCFT”), a Delaware statutory trust. The purposes of the Proxy Statement are to (1) solicit votes from shareholders of the Existing Fund on a proposal (the “Proposal”) to approve an Agreement and Plan of Reorganization (the “Plan”) between MCFT, on behalf of the Existing Fund, and Trailmark Series Trust (“TST”), a Delaware statutory trust, on behalf of its newly-created Modern Capital Tactical Income Fund (the “New Fund”), a form of which is appended to the Proxy Statement as Appendix A, and the transactions contemplated by the Plan, and (2) provide information regarding the New Fund. The approval of the Proposal by the shareholders of the Existing Fund is required to proceed with the Reorganization (defined below) with respect to the Existing Fund.

What is the Purpose of the Reorganization?

The primary purpose of the Reorganization (defined below) is to move the Existing Fund from MCFT to TST to take advantage of operational efficiencies offered by a larger, shared trust and distribution support that come about from having all exchange-traded funds managed by the Adviser serviced by the same service providers. This may result in lower shareholder expenses over time.

Modern Capital Management Co. (the “Adviser”), the investment adviser to the Existing Fund, has determined that by reorganizing the Existing Fund into TST (the “Reorganization”), the Existing Fund and the Adviser may be able to achieve operational efficiencies and receive distribution support, which may, over time, result in lower expenses for the New Fund compared to the Existing Fund due to increased prospects of achieving economies of scale from a growth in assets. The Existing Fund will have the same service providers, and the larger shared trust arrangement, over time, is expected to create synergies, eliminate redundancies, and mitigate operational risks. The Reorganization aligns with the Adviser’s commitment to enhancing shareholder value by potentially lowering costs and improving overall fund management effectiveness. Ultimately, the Adviser believes the Reorganization will re-position the Existing Fund to better serve its shareholders through improved operational efficiency and risk management.

The Adviser for the Existing Fund will serve as investment adviser for the New Fund and the person responsible for the day-to-day management of the New Fund will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and, therefore, no gain or loss should be recognized by the Existing Fund or its shareholders as a result of the Reorganization.

Q&A	1

The only changes that will occur as a result of the Reorganization are that (1) the New Fund will be overseen by a different board of trustees and (2) the New Fund will have different officers. The New Fund will have the same third-party service providers, as reflected in the following table:

Service Provider	MCFT	TST
Fund Accounting, Administration and Transfer Agent	Trailmark Fund Solutions	Trailmark Fund Solutions
Distributor	Vigilant LLC	Vigilant LLC
Custodian	U.S. Bank National Association	U.S Bank National Association
Legal Counsel	Thompson Hine LLP	Thompson Hine LLP
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP	Tait, Weller & Baker LLP

How Will the Reorganization Work?

The Reorganization will involve three steps:

1	The transfer of all of the assets and liabilities of the Existing Fund to the New Fund in exchange for the number of shares of the New Fund equal to the number of shares of the Existing Fund then outstanding;

2	The pro rata distribution of shares of the New Fund to shareholders of record of the corresponding Existing Fund as of the effective date of the Reorganization in full redemption of all shares of the Existing Fund; and

3	The complete liquidation and termination of the Existing Fund.

The total value of New Fund shares that you receive in the Reorganization will be the same as the total value of the Existing Fund shares you held immediately before the Reorganization.

How Does the Board Suggest that I Vote?

After careful consideration, the Board of Trustees of MCFT (the “MCFT Board”) recommends that you vote “FOR” the Reorganization. Please see the Proxy Statement for a discussion of the MCFT Board’s considerations in making its recommendations.

How Will Approval of the Reorganization Affect the Operation of the Existing Fund?

Approval of the Reorganization will not affect the Existing Fund’s investment objective, principal investment strategies, principal risks or policies. In fact, the New Fund’s investment objective, principal investment strategies, principal risks and policies are identical to those of the Existing Fund. The Adviser of the Existing Fund will serve as the investment adviser to the New Fund. The day-to-day investment management of the portfolio of the New Fund will be provided by the same portfolio manager that currently manages the Existing Fund. Further, it is anticipated that the gross and net expenses of the New Fund will be the same or potentially lower than the current gross and net expenses of the Existing Fund.

Q&A	2

What Will Happen if the Reorganization is Not Approved?

If the Existing Fund’s shareholders do not approve the Reorganization, the MCFT Board will consider other actions with respect to the Existing Fund, including, but not limited to, further solicitations of the Existing Fund’s shareholders or continuing to operate the Existing Fund within MCFT.

Who is Paying the Expenses Related to the Shareholder Meeting and the Reorganization?

The Adviser will be responsible for paying or facilitating the payment of the costs of the Reorganization, including the payment of any costs associated with the Shareholder Meeting, the Proxy Statement, and soliciting proxies from shareholders, regardless of whether the Reorganization is consummated.

Will My Vote Make a Difference?

Yes. Your vote is needed to ensure that the Proposal can be acted upon, and we encourage all shareholders to participate in the governance of the Existing Funds. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate, including small investors. If other shareholders like you do not vote, the Existing Fund may not receive enough votes to go forward with the Shareholder Meeting. If this happens, the Reorganization would be delayed, and we may need to solicit votes again, which increases costs.

How Do I Place My Vote?

You may provide MCFT with your vote by mail, via the Internet, or over the phone. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote by calling the toll-free number printed on your proxy ballot, via the Internet at the website address printed on your proxy ballot, or telephonically at the Shareholder Meeting.

Whom Do I Call If I Have Questions?

We are happy to answer your questions about this proxy solicitation. Please call the Existing Fund, Monday through Friday 9:00 a.m. to 11:00 p.m. (Eastern time), with any questions about the proxy solicitation.

Q&A	3

Modern Capital Tactical Income Fund

a series of

Modern Capital Funds Trust

with its principal offices at

75 Port City Landing

Suite 110

Mount Pleasant, SC 29464

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 17, 2026

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of trustees (the “MCFT Board”) of Modern Capital Funds Trust (“MCFT”) on behalf of the Modern Capital Funds Trust (the “Existing Fund”), a series of MCFT, for use at a special meeting of shareholders (the “Shareholder Meeting”) to be held telephonically at 10:00 a.m. Eastern Time on August 17, 2026, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about July 31, 2026.

The MCFT Board has called the Shareholder Meeting to ask shareholders to vote on the following proposal (“Proposal”) with respect to the Existing Fund:

1. To approve an Agreement and Plan of Reorganization (the “Plan”), a copy of which is attached as Appendix A to the Proxy Statement, providing for the reorganization of the Existing Fund into the New Fund; and

2. To transact such other business as may properly come before the Shareholder Meeting.

Only shareholders of record of the Existing Fund at the close of business on July 31, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof.

A copy of the Existing Fund’s most recent annual report and semi-annual report, including financial statements and schedules, are available at no charge by calling 800-711-9164.

Proxy Statement	1

THE PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Overview

At a meeting held on May 20, 2026, the MCFT Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), considered and unanimously approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) substantially similar to the copy attached to this Proxy Statement as Appendix A. Under the Plan, the Existing Fund will assign all of its assets to the New Fund in exchange solely for (1) the number of the New Fund shares equivalent in value to shares of the Existing Fund outstanding immediately prior to the Closing Date (as defined below), and (2) the New Fund’s assumption of all of the Existing Fund’s liabilities, followed by a distribution of those shares to Existing Fund’s shareholders so that the Existing Fund’s shareholders receive shares of the New Fund equivalent in value to the shares of the Existing Fund held by such shareholder on the closing date of the Reorganization, which is currently set to be on or about August 24, 2026 (the “Closing Date”). The Existing Fund and New Fund are sometimes referred to in this Proxy Statement as a “Fund.” Like MCFT, TST is an open-end investment company registered with the SEC.

If the Plan is approved by the shareholders of the Existing Fund, they will become shareholders of the New Fund. The New Fund’s investment objectives, principal investment strategies, principal risks and policies are identical to those of the Existing Fund. In addition, the current investment adviser to the Existing Fund, Modern Capital Management Co. (the “Adviser”), will serve as the investment adviser to the New Fund.

If the Existing Fund’s shareholders do not approve the Reorganization, the MCFT Board will consider other actions with respect to the Existing Fund, including, but not limited to, further solicitations of the Existing Fund’s shareholders or continuing to operate the Existing Fund within MCFT.

The MCFT Board is different than the board of trustees of TST (the “TST Board”). TST also has different officers than MCFT. In addition, certain third-party service providers of the Funds will change as shown in the table below. Therefore, the only changes that will occur as a result of the Reorganization are: (1) the New Fund will be overseen by a different board of trustees; and (2) the New Fund will have different officers. The New Fund will have the same service providers, as shown in the table below.

Service Provider	MCFT	TST
Fund Accounting, Administration and Transfer Agent	Trailmark Fund Solutions	Trailmark Fund Solutions
Distributor	Vigilant LLC	Vigilant LLC
Custodian	U.S. Bank National Association	U.S Bank National Association
Legal Counsel	Thompson Hine LLP	Thompson Hine LLP
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP	Tait, Weller & Baker LLP

Proxy Statement	2

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Existing Fund or its shareholders as a result of the Reorganization. The Adviser and/or the Administrator, and not the Existing Fund or New Fund, will pay or facilitate the payment of the costs of each Reorganization, including any costs associated with the Shareholder Meeting, the Proxy Statement and soliciting proxies. If approved, the Reorganization is expected to take effect on or about August 31, 2026, although the date may be adjusted in accordance with the Plan.

Reasons For the Reorganization

The primary purpose of the Reorganization is to move the Existing Fund from MCFT to TST in an attempt to gain operational efficiencies by the Existing Fund joining a larger, shared trust arrangement and streamlined administration. The Reorganization aligns with the Adviser’s commitment to enhancing shareholder value by potentially lowering costs and improving overall fund management effectiveness. The Adviser also believes the Reorganization will re-position the Existing Fund to better serve its shareholders through improved risk management.

Summary of Agreement and Plan of Reorganization

Below is a summary of the important terms of the Plan. This summary is qualified in its entirety by reference to the Plan itself, the form of which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

The Plan provides that the number of shares to be issued by the Existing Fund in connection with its Reorganization will be the same as the number of shares owned by each of the Existing Fund’s shareholders on the Closing Date. The Plan also provides that the NAV of shares of the Existing Fund will be the same as the NAV of shares of the Existing Fund. The value of the assets to be transferred by the Existing Fund will be calculated at the time of the closing of the Reorganization.

The Existing Fund will distribute the New Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of the Existing Fund will be credited with shares of the corresponding New Fund having an aggregate value equal to the Existing Fund shares that the shareholder holds of record on the Closing Date.

The Plan may be terminated by resolution of the MCFT Board or TST Board on behalf of the Existing Fund or on behalf of a New Fund, respectively, under certain circumstances. Completion of the Reorganization is subject to numerous conditions set forth in the Plan. An important condition to closing is that the Existing Fund receive a tax opinion to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), subject to certain qualifications. As such, subject to such qualification, the Reorganization will not be taxable for such purposes to the Existing Fund, the New Fund or the Existing Fund’s shareholders. See “FEDERAL INCOME TAX CONSEQUENCES.” Each closing is also conditioned upon both the Existing Fund and the New Fund receiving the necessary documents to transfer the Existing Fund’s assets and liabilities in exchange for shares of the New Fund.

Proxy Statement	3

MCFT Board Considerations

At a meeting held on May 20, 2026, the MCFT Board approved the proposed Reorganization after reviewing detailed information regarding the Reorganization and its potential effects on the shareholders of the Existing Fund. The MCFT Board considered the following matters, among others, in approving the Proposal:

The Terms and Conditions of the Reorganization. The Board considered the terms of the Plan, noting that the transfer of the assets of the Existing Fund will be in exchange for shares of the New Fund and the New Fund’s assumption of all liabilities of the Existing Fund. The Board also took note of the fact that no commission or other transaction fees would be imposed on the Existing Fund’s shareholders in connection with the Reorganization. In addition, the Board noted that pursuant to the Plan, the Existing Fund shareholder’s account will be credited with a number of New Fund shares equal to the value of the Existing Fund shares that each shareholder holds immediately prior to its Reorganization and that the aggregate net asset value of New Fund shares to be credited to the Existing Fund shareholder’s account will equal the aggregate net asset value of Existing Fund shares that each shareholder holds immediately prior to the Reorganization. As a result, the Board noted that the interests of the Existing Fund shareholders would not be diluted as a result of the Reorganization. The Board also noted that the Reorganization would be submitted to the Existing Fund’s shareholders for approval.

Investment Objectives and Investment Strategies. The Board considered that the investment objective and principal investment strategies of the Existing Fund will be the same as those adopted by the New Fund. As such, the Board concluded that the Reorganization would provide for continuity of investment for Existing Fund shareholders.

Relative Expense Ratios. The Board considered that the Existing Fund’s management fee will be the same as the New Fund’s management fee, and the estimated total annual fund operating expense ratio is expected to be lower than that of the New Fund and, therefore, the Existing Fund shareholders should experience a decrease in the cost of their investment in connection with the Reorganization.

The Experience and Expertise of the New Fund’s Adviser. The Board considered that the Adviser will continue to provide advisory services to the New Fund and that Mr. de Wet, the portfolio manager for the Existing Fund, will serve as the portfolio manager for the New Fund.

Expenses Relating to Reorganization. The Board considered that the Existing Fund shareholders will not incur any expenses in connection with the Reorganization. The Adviser and/or the Administrator will be responsible for paying or facilitating the payment of the costs of the Reorganization, including the payment of any costs associated with soliciting proxies from shareholders.

Federal Income Tax Consequences. The Board considered the tax-free nature of the Reorganization.

Benefits to the Funds and Their Shareholders. The Board understood that, if the Reorganization is completed, the Existing Fund will become a series of TST, which could result in improved operational efficiency due to the fact that TST is expected to be a larger, shared trust, may, over time, result in lower expenses due to increased prospects of achieving economies of scale from a growth in assets, which would be beneficial to the New Fund and its shareholders.

Other Alternatives. The Board considered alternatives to the Reorganization that were identified by the Adviser. After considering the merits and viability of these other alternatives, the Board agreed with the assessment that the possible alternatives were less desirable than the Reorganization.

Proxy Statement	4

Based on the foregoing, the Board determined that the Reorganization, as recommended by the Adviser, is in the best interests of the Existing Fund and its shareholders and that the interests of the Existing Fund shareholders will not be diluted as a result of the Reorganization. The Board approved the Reorganization, subject to approval by shareholders of the Existing Fund and the solicitation of the shareholders of the Existing Fund to vote “FOR” the approval of the Plan. The Board understood that if the Existing Fund shareholders do not approve the Reorganization, the Existing Fund will remain a series of MCFT and the Adviser will continue to serve as the investment adviser to the Existing Fund. These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The MCFT Board, including the Independent Trustees, unanimously recommends that shareholders of the Existing Fund approve the Plan and the Reorganization.

COMPARISON OF THE EXISTING FUND AND THE NEW FUND

The Existing Fund is a series of MCFT, a Delaware statutory trust, and the Existing Fund is a series of TST, also a Delaware statutory trust. The New Fund has been created as a shell series of TST solely for the purpose of the proposed Reorganization. Set forth below is a comparison of the Existing Fund’s and the corresponding New Fund’s investment objectives, principal investment strategies, principal risks and policies, fees and expenses, third party service providers, shareholder information and certain other aspects of the Funds.

Investment Objectives; Principal Investment Strategies; Principal Risks; Policies

The investment objectives, principal investment strategies, principal risks and policies for the Existing Fund are identical to those of the New Fund. Set forth below is a summary of the investment objectives, principal investment strategies and principal risks of the Existing Fund and the New Fund. For detailed information about the principal investment strategies and risks of the Existing Fund, as well as its investment policies, see the current Prospectus and Statement of Additional Information for the Existing Fund, which are incorporated herein by reference. The current Prospectus also includes Financial Highlights for the Existing Fund for the last four fiscal years (since the Existing Fund’s inception), showing information to help you understand the Existing Fund’s financial performance.

The Reorganization will not result in (1) material changes to the Existing Fund’s investment portfolio due to investment restrictions; or (2) material differences in accounting policies of the Existing Fund as compared to the New Fund, and therefore a schedule of investments modified to show the effect of the Reorganization has not been included.

The most recent Financial Statements for the Existing Funds can be found in the Existing Fund’s most recent Semi-Annual Report for the period ended March 31, 2026 which are incorporated by reference and can be located on the SEC’s website.

The Existing Fund will be the accounting survivor for its corresponding New Fund.

Proxy Statement	5

	Existing Fund	New Fund

Investment Objective	The Fund’s investment objective is to provide income and capital gains.	SAME

Principal Investment Strategies

The Adviser seeks to achieve the investment objective of the Fund by tactically investing long primarily in publicly traded closed-end funds, domestic or foreign common stocks, exchange-traded funds (“ETFs”), sponsored American Depositary Receipts (“ADRs”), and debt instruments. The tactical investment strategy and closed-end fund sub-strategy are discussed in more detail below. The Fund seeks income from interest payments and dividends; and seeks capital gains through short-term trading strategies. The Fund invests without restriction as to issuer capitalization, currency or country. The Fund focuses on issuers in the $100 million to $10 billion range and generally limits its emerging market exposure to 20% of portfolio assets. The Fund may also invest in high yield securities (“junk bonds”) when opportunities arise. The Fund seeks to use publicly traded fixed income vehicles such as ETFs rather than take direct exposure to individual bonds. The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies.

The Adviser’s tactical strategy focuses on changing asset allocation on a short-term basis to take advantage of perceived differences in relative values among asset classes. The Adviser begins the investment selection process by identifying macroeconomic events it believes are most likely to cause temporary disruptions to valuations in assets classes. The Adviser relies upon inputs from financial market publications, such as The Wall Street Journal, Financial Times, and Barrons’; company financial reports, such as 10-Ks and 10-Qs; consultation with company officers; analyst reports and market data terminals such as Bloomberg and Reuters. Based on its analysis, the Adviser selects investments it believes are undervalued. It sells securities when it believes they have become fully valued. Additionally, the Adviser may focus on identifying publicly traded closed-end funds trading below their net asset value (“NAV”), which may provide an opportunity for capital appreciation as well as above-average dividend yields.

SAME

Proxy Statement	6

Principal Investment Strategies (cont.)

The Adviser actively trades the Fund’s investment portfolio, including using what are commonly known as day-trading strategies. The Fund may make aggressive moves into or out of any particular security or sector on a short-term basis and, as a result, the Adviser expects that the Fund will have a portfolio turnover rate in excess of 100% on an annual basis. The Adviser also anticipates that the Fund’s portfolio turnover could be significantly higher depending on market conditions. Critical to the success of the Adviser’s tactical investment strategy is execution of Fund trades through a broker-dealer that has the expertise and experience in executing frequent trades in a short-period of time in a manner that constitutes best execution under the circumstances.

The Adviser identifies and invests in publicly traded closed-end funds based on its evaluation of a number of factors about a given closed-end fund including liquidity, underlying, historical performance, its management including portfolio management, discount gap between its share price and its NAV, the source of the discount, fees and other expenses, tax considerations, the extent to which it is leveraged and how it compares to mutual funds and ETFs with similar investment objectives.

Based on these and other factors, the Adviser when engaging in closed-end fund transactions attempts to exploit pricing inefficiencies through tactical trading, including those that result from market volatility, by establishing entry and exit points. The average time horizon for a given closed-end investment is expected to be less than one year.

SAME

Proxy Statement	7

	Existing Fund	New Fund
Principal Risks	The Fund’s principal risks are Active Trading Risk, ADR Risk, Call Risk, Closed-End Fund Risk, Credit Risk, Cybersecurity Risk, Emerging Market Risk, Equity Market Risk, ETF Risk, Foreign and Currency Exposure Risk, High-Yield Risk, Interest Rate Risk, Management Risk, Non-Diversification Risk, Security Market Risk, Small and Medium Capitalization Risk and Stock Value Risk.	SAME

Active Trading Risk. Active trading of portfolio securities (commonly known as day-trading strategies) may result in added expenses, a lower return and increased tax liability. Because the Adviser engages in high turnover trading strategies that seek to leverage short term price dislocations through the duration of a trade, the Fund will have high portfolio turnover rates, which at times may be significantly in excess of 1,000% of capital over the course of a year. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

ADR Risk. ADRs are receipts, issued by depository banks in the United States, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading.

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Existing Fund	New Fund

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Closed-End Fund Risk. Closed-end funds are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund resulting in duplicative fees and expenses. As such, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the Adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by the Fund. Since closed-end funds trade on exchanges, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Credit Risk. There is a risk that debt issuers will not make payments on securities held by the Fund, resulting in losses to the Fund.

Cybersecurity Risk. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

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Equity Securities Risk. The Fund may invest in equity securities including common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure.

ETF Risk. When the Fund invests in an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from the investment practices of the ETFs (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the ETFs in which it invests. Additionally, investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.

Foreign and Currency Exposure Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

High-Yield Risk. High-yield, high-risk securities, commonly called “junk bonds,” are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities.

Interest Rate Risk. Interest rate risk is the risk that debt prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Debt instruments with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates. As a result, for the present, interest rate risk may be heightened.

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Existing Fund	New Fund

Management Risk. The Adviser’s tactical strategy may not produce the desired results. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Non-Diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Market Risk. The value of the Fund may decrease in response to the activities and financial prospects of the securities markets generally, or an individual security in the Fund’s portfolio.

Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Inflation pressures have been fueled by elevated energy prices. One of the main near-term sources of elevated energy prices is the geopolitical tensions between Russia and Ukraine. These tensions could either escalate into military conflict or could dissipate based on various factors facing Russia and Ukraine. Due to Europe’s reliance on Russian oil and gas, Russia’s bargaining position may decline as the demand for oil and gas declines. This could lead to near term energy price volatility and may contribute to inflation pressures.

Proxy Statement	11

Existing Fund	New Fund

China remains a risk factor to both global supply and demand. The 2021 Chinese property market correction appears broader and deeper than China’s prior housing cycles. Weak market sentiment in China, combined with a high volume of property developer bonds maturing in offshore USD denominated markets in the first half of 2022, increase the risk of a lack of liquidity in the Chinese property market. The Chinese property market slowdown and resulting potential weakness in China’s economic growth could have broader repercussions. China currently accounts for around half the annual copper and steel used globally while being expected to comprise more than 20% of global GDP growth between 2021 and 2026. Additionally, the Chinese market remains important to both U.S. and globally listed companies as a growing consumer market and an important part of supply chains. Chinese policy action may help mitigate this risk from the property sector and restore confidence and stability.

It is impossible to predict the effects of these or similar events in the future on the Fund, although it is possible that these or similar events could have a significant adverse impact on the NAV and/or risk profile of the Fund.

Small and Medium (Mid) Capitalization Stock Risk. The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Stock Value Risk. Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth.

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Investment Restrictions

The New Fund will have the same investment restrictions as the Existing Fund.

Except with the approval of a majority of the outstanding voting securities, each Fund will not:

1.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

4.	Purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

5.	Purchase physical commodities or forward contracts relating to physical commodities.

6.	Make loans to other persons, except (i) loans of portfolio securities and loans represented by a note, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund’s investment objective and policies may be deemed to be loans.

7.	Invest 25% or more of its total assets in a particular industry or group of industries other than other investment companies. The 25% limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to investment limitation (7), if the Fund invests in one or more investment companies that concentrates its investments in a particular industry, the Fund will examine its other investment company holdings to ensure that the Fund is not indirectly concentrating its investments in a particular industry.

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Fees and Expenses

The Reorganization is expected to result in decrease in shareholder fees and in annual fund operating expenses paid by the Existing Fund’s shareholders on shares acquired in the Reorganization. In fact, the annual operating expenses of the New Fund are expected to be lower than the annual operating expenses of the Existing Fund. The following is a comparison of the fee tables, along with the expense example, of the Existing Fund and the New Fund:

Class A

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.56%	0.48%
Acquired Fund Fees and Expenses	2.12%	2.12%
Total Annual Fund Operating Expenses	3.45%	3.37%
Fee Waiver and Reimbursement*	(0.25%)	(0.25%)

Total Net Annual Fund Operating Expenses	3.20%	3.12%

*	The Adviser has entered into an expense limitation agreement whereby the Adviser has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses, including the adviser's management fee (exclusive of certain expenses) in order to limit annual Fund operating expenses to 0.90% for Class A shares. This expense limitation will remain in effect until at least July 29, 2026; however, the Adviser has not extended the expense limitation agreement beyond that date.

Class ADV

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Shareholder Servicing Fees	0.25%	0.25%
Other Expenses	0.56%	0.48%
Acquired Fund Fees and Expenses	2.12%	2.12%
Total Annual Fund Operating Expenses	3.45%	3.37%
Fee Waiver and Reimbursement*	(0.25%)	(0.25%)

Total Net Annual Fund Operating Expenses	3.20%	3.12%

*	The Adviser has entered into an expense limitation agreement whereby the Adviser has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses, including the adviser's management fee (exclusive of certain expenses) in order to limit annual Fund operating expenses to 0.90% for Class ADV shares. This expense limitation will remain in effect until at least July 29, 2026; however, the Adviser has not extended the expense limitation agreement beyond that date.
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Example: The Example below is intended to help you compare the cost of investing in the Existing Fund and its corresponding New Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A	1 Year	3 Years	5 Years	10 Years
Existing Fund	$323	$1,036	$1,772	$3,713
New Fund	$315	$1,036	$1,734	$3,641

Class ADV	1 Year	3 Years	5 Years	10 Years
Existing Fund	$323	$1,036	$1,772	$3,713
New Fund	$315	$1,036	$1,734	$3,641

More detailed information about the Existing Fund’s annual fund operating expenses will be set forth in the New Fund’s Prospectus.

Fund Capitalizations

The following tables set forth the unaudited capitalization of the Existing Fund and New Fund as of March 31, 2026 and the unaudited pro forma capitalization of the combined Existing Fund and New Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of the Existing Fund that are proposed to be exchanged for the shares of the corresponding Existing Fund if the Reorganization occurs and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization.

	Existing Fund	New Fund	Pro Forma - New Fund after Reorganization (estimated)
Net Assets	$82,508,517	$82,508,517	$82,508,517
Shares Outstanding	8,257,972	8,257,972	8,257,972
Net Asset Value Per Share(1)	$9.99	$9.99	$9.99

(1)	Rounded to the nearest cent.

The information in the capitalization table above is for informational purposes only. There is no assurance the Reorganization will be consummated. Moreover, if consummated, the capitalization of the Existing Fund and New Fund are each likely to be different at the Closing Date as a result of daily share purchase and redemption activity in the Existing Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the New Fund that actually will be received on or after such date.

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Fiscal Year

The Existing Fund currently operates on a fiscal year ending March 31. Following the Reorganization, the Existing Fund will assume the financial history of the Existing Fund and will continue to operate on a fiscal year ending March 31.

Comparison of Valuation Procedures

The procedures by which TST intends to value the securities of the New Fund are substantially the same as the procedures used by MCFT to value the securities of the Existing Fund. In all cases where a price is not readily available and no other means are available for determining a price, both TST and MCFT turn to their fair value procedures for guidance. Applying TST’s valuation policies after the Reorganization to the New Fund is not expected to result in material differences in the New Fund’s NAV compared to applying MCFT’s valuation policies to the Existing Fund prior to the Reorganization.

Distribution and Service (Rule 12b-1) Fees, Sales Charges, and Redemption Fees

The Existing Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). In accordance with the 12b-1 Plan, Class A shares of the Existing Fund are authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

The New Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). In accordance with the 12b-1 Plan, Class A shares of the New Fund are authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

MANAGEMENT

Investment Adviser

Modern Capital Management Co., a Wyoming corporation located at 75 Port City Landing Suite 110, Mount Pleasant, South Carolina, 29464, serves as investment adviser to the Fund (the “Adviser”). The Adviser was formed in October 2019 and has been advising the Existing Fund since it commenced investment operations in April 2021. As of March 31, 2026, the Adviser had approximately $85 million in assets under management. Under the terms of the management agreement, the Adviser is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

As compensation for the investment advisory services provided to the Existing Fund, the Adviser is entitled to an annual management fee of 0.60% of the Existing Fund’s average daily net assets. The management fee is paid on a monthly basis.

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As compensation for the investment advisory services provided to the New Fund, the Adviser will be entitled to an annual management fee of 0.6060% of the New Fund’s average daily net assets. The management fee will be paid on a monthly basis.

Portfolio Manager

The Existing Fund is managed on a day-to-day basis by Richard de Wet. The portfolio manager will not change as a result of the Reorganization. For more detailed information about Mr. de Wet, including his principal occupation for the past five years, compensation information and other accounts managed, see the Prospectus and Statement of Additional Information for the Existing Fund.

COMPARISON OF OTHER SERVICE PROVIDERS

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 50 S. 16th Street, Philadelphia, PA 19102 serves as the Existing Fund’s independent registered public accounting firm. After the Reorganization, Tait Weller will serve as the independent registered public accounting firm of the New Fund and will perform an annual audit of the New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor

Shares of the Existing Fund are offered on a continuous basis through Vigilant Distributors, LLC (“Vigilant”), located at 223 Wilmington West Chester Pike, Chadds Ford, PA 19317, as distributor pursuant to a distribution agreement between Foreside and the Existing Fund. After the Reorganization, Vigilant will serve as distributor of the New Fund’s shares pursuant to a distribution agreement between Vigilant and TST, on behalf of the New Fund.

Administrator, Fund Accountant and Transfer Agent

Trailmark Fund Solutions (“Trailmark”), located at 3000 Auburn Drive, Beachwood, OH 44122, serves as the Existing Fund’s administrator, fund accountant and transfer agent. After the Reorganization, Trailmark will provide administration, fund accounting and transfer agency services to the New Fund.

Custodian

U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for the Existing Fund’s assets. After the Reorganization, U.S. Bank National Association will serve as the custodian for the New Fund.

Legal Services

Thompson Hine LLP serves as counsel to the MCFT Trust and the TST Trust.

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CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the New Fund will be overseen by the TST Board in accordance with TST’s Agreement and Declaration of Trust and By-Laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The TST Board approves all significant agreements between/among the New Fund and the persons or companies that furnish services to the New Fund, including the Adviser, distributor, administrator, custodian and transfer agent. The day-to-day operations of the New Fund are delegated to the Adviser and the New Fund’s administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of TST are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by each Trustee.

TST Trustees
Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Jay Nusblatt 1961	Trustee, Chair, Audit Committee Chair	Since 2025, Indefinite	Retired, (2023-present); Managing Director, Sales and Business Development, Donnelley Financial Solutions (2016-2023)	1	None
Nicholas Carmi 1964	Trustee	Trustee, since 20221 Indefinite	Head of the Exchange, Figure Markets, Inc. (2024-present); Chief Operating Officer, Lionsoul Global Inc. (2023-2024); Vice President, Institutional Markets, Circle Internet Financial LLC (2022-2024); Head of Financial Markets, BitGo Holdings (2019-2022)	1	None
Interested Trustee
Christopher MacLaren 1978[1]	President, Interested Trustee	Since 2025, indefinite	Founder and Managing Member of Gryphon 17, LLC (2021-present); Managing Director of Fund Administration and Accounting, Winbridge Partners, LLC (2018-2021)	1	None

1.	Mr. MacLaren is an “interested person” of the Trust, as defined under the 1940 Act, by virtue of his position as Executive Chairman of the Trust’s Administrator.
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TST Officers
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Brandon Byrd 1981	President, AML Officer	President since 2025, AML Officer since 2022 (indefinite terms)	Director of Fund Operations, Trailmark Fund Solutions (2022-present); Chief Operating Officer, 360 Funds Trust/M3Sixty Funds Trust, M3Sixty Administration, LLC (2001-2021)
Jon Wowak 1976	Chief Compliance Officer	Since 2025, indefinite	Managing Director & Chief Compliance Officer, Gryphon Compliance Services, LLC (2023-present); Managing Directors, ACA Global (2022-2023); Chief Operating & Financial Officer, Cipperman Compliance Services LLC (2016-2022)
Rob Silva 1966	Treasurer	Since 2024, indefinite	Managing Director, Trailmark Fund Solutions (2023-present); Director of Fund Administration, Impax Asset Management, LLC (2014-2023); Director of Fund Administration, Pax Ellevate Management, LLC (2014-2021); Assistant Treasurer, Impax Series Trust I (2015-2023); Assistant Treasurer, Impax Series Trust III (2015-2023)
Troy Williamson 1993	Assistant Treasurer	Since 2025, indefinite	Manager, Trailmark Fund Solutions (2023-present); Senior Fund Administrator, Voya Investment Management (2019-2023)

Proxy Statement	19

Jay Nusblatt. Mr. Nusblatt is a retired financial services executive, having worked the majority of his career in the mutual fund industry. Mr. Nusblatt focused on fund accounting and administration, where he held a number of leadership roles at PNC Global Investment Servicing and The Bank of New York. He earned his MBA from Jefferson University (formerly, Philadelphia Textile) and a BA in Accounting from Babson College.

Nicholas Carmi. Mr. Carmi brings over 30 years of experience in financial services in prime brokerage services. He has worked extensively in cryptocurrency, providing an additional perspective and understanding to fund investment strategies. He earned his BS and MS in Applied Mathematics and Statistics from Stoney Brook University.

Christopher MacLaren. Mr. MacLaren has over 21 years of experience in the financial services industry. Mr. MacLaren founded Gryphon Fund Group, providing administration, transfer agency and compliance services to the registered fund industry. He earned his BA from Wittenberg University in Economics and his MS in Accountancy, Accounting and Audit.

TST Leadership Structure and Oversight Responsibilities

The business of TST is managed under the direction of the TST Board in accordance with TST’s Governing Documents, which have been filed with the SEC and are available upon request. The TST Board consists of three individuals, two of whom are not “interested persons” (as defined under the 1940 Act) of TST and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents, the TST Board shall elect officers including a President, a Secretary, a Treasurer, and Chief Compliance Officer. The TST Board retains the power to conduct, operate and carry on the business of TST and has the power to incur and pay any expenses, which, in the opinion of the TST Board, are necessary or incidental to carry out any of TST’s purposes. The TST Board, officers, employees and agents of TST, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The TST Board is led by Jay Nusblatt, who has served as the Chairman of the TST Board since 2025. Under the Governing Documents, the Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of TST, and may be (but is not required to be) the chief executive, financial, and/or accounting officer of TST. TST believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full TST Board, provide effective leadership that is in the best interests of TST, the funds in TST and each shareholder.

Board Risk Oversight. The TST Board maintains an Audit Committee with a separate chair. The TST Board’s role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the TST Board with information concerning the investment objective, strategies, and risks of the fund as well as proposed investment limitations for the fund. Additionally, the Adviser will provide the TST Board with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the TST Board continues its oversight function as various personnel, including TST’s Chief Compliance Officer and other service providers such as a fund’s independent registered public accounting firm, make periodic reports to the Audit Committee or to the TST Board with respect to various aspects of risk management. The TST Board and the Audit Committee will oversee efforts by management and service providers to manage risks to which a fund may be exposed.

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The TST Board is responsible for overseeing the nature, extent, and quality of the services provided to the funds in TST by its investment adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the adviser, the TST Board or its designee may meet with the adviser to review such services. Among other things, the TST Board regularly consider the adviser’s adherence to a fund’s investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The TST Board also reviews information about a fund’s performance and the fund’s investments, including, for example, portfolio holdings schedules.

TST’s Chief Compliance Officer reports regularly to the TST Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, TST’s Chief Compliance Officer provides the TST Board with a report reviewing the adequacy and effectiveness of TST’s policies and procedures and those of its service providers, including a fund’s adviser. The report addresses the operation of the policies and procedures of TST and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The TST Board receives reports from each fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, each fund’s independent registered public accounting firm reviews with the Audit Committee its audit of each fund’s financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in each fund’s internal controls. Additionally, in connection with its oversight function, the TST Board oversees each fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by TST in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The TST Board also oversees TST’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of TST’s financial reporting and the preparation of TST’s financial statements.

From their review of these reports and discussions with a fund’s adviser, the Chief Compliance Officer, independent registered public accounting firm and other service providers, the TST Board and the Audit Committee learn in detail about the material risks of a fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The TST Board recognizes that not all risks that may affect a fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the TST Board as to risk management matters are typically summaries of the relevant information. Most of each fund’s investment management and business affairs are carried out by or through the fund’s adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the TST Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

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TST Board Committees

Audit Committee. The TST Board has a standing Audit Committee that is composed of each of the Independent Trustees of TST. The Audit Committee operates under a written charter approved by the TST Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the funds’ independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the funds’ independent registered public accounting firm to TST and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of TST’s Administrator that are material to TST as a whole, if any, and management’s responses to any such reports; reviewing the funds’ audited financial statements and considering any significant disputes between TST’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and TST’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of TST’s internal financial controls; reviewing, in consultation with the funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the funds’ financial statements; and other audit related matters.

Comparison of Trustees’ Fees

The Existing Fund

Each Independent Trustee is paid a fee of $10,000 per year. The Interested Trustee is not compensated for his service as a Trustee. Trustee compensation disclosed in the table does not include reimbursed reasonable travel expenses relating to their attendance at MCFT Board meetings. The following table shows the compensation earned by each member of the MCFT Board during the fiscal year ended March 31, 2026.

Name	Aggregate Compensation From the Existing Fund	Total Compensation From Fund Complex* Paid to Trustees
Interested Trustee
Bradley Atkins	$0	$0
Independent Trustees
Margaret McCaffrey	$10,000	$10,000
James Carlson	$7,500	$7,500

*	The Existing Fund is the only portfolio in the Fund Complex.
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The New Fund

The Independent Trustees each receive a fee of $33,000 per quarter, plus a fee of $1,000 per fund per Board meeting and $1,000 per fund per committee meeting attended, and $250 for each special telephonic or online meeting. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings. TST has no pension or retirement plan.

The following table shows the compensation anticipated to be earned by each member of the TST Board during the initial fiscal year of the Funds.

Name	Aggregate Compensation From the Funds	Total Compensation From Fund Complex Paid to Trustees
Interested Trustee
Christopher MacLaren	$0	$0
Independent Trustees
Kelley J. Brennan*	$17,500*	$17,500
Tobias Caldwell*	$17,500	$17,500
Jay Nusblatt	$17,500	$17,500
Nicholas Carmi	$29,500*	$29,500

*	Each of the Trustees serves as a Trustee to each Series of the Trust. Messrs. Brennan and Caldwell resigned as Trustees in May 2025...

FEDERAL INCOME TAX CONSEQUENCES

As an unwaivable condition of the Reorganization, MCFT and TST will receive an opinion of counsel to TST to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1)(F) of the Code, subject to customary assumptions and such representations as tax counsel may reasonably request of the Funds.

The Existing Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code and believes that it has been, and expects to continue to be, relieved of federal income tax liability on its net investment income and net gains distributed to its shareholders. The New Fund expects to operate on a fiscal and taxable year ended December 31 of each year, which is a continuation of the relevant Existing Fund’s taxable year ending December 31 of each year.

Subject to the exceptions set forth below, provided that the Reorganization qualifies as a tax-free reorganization under Code Section 368(a)(1)(F), then for U.S. federal income tax purposes, generally, for the Reorganization:

●	No gain or loss will be recognized by the Existing Fund upon the transfer of the Existing Fund’s assets to the New Fund solely in exchange for Existing Fund shares and the assumption by the New Fund of the Existing Fund’s liabilities or upon the distribution of the New Fund’s shares to the Existing Fund shareholders in exchange for their Existing Fund shares;

●	No gain or loss will be recognized by the Existing Fund shareholders upon the exchange of their Existing Fund shares for New Fund Shares in complete liquidation of the Existing Fund pursuant to the Reorganization.

●	No gain or loss will be recognized by the New Fund upon the receipt of the Existing Fund’s assets solely in exchange for the New Fund shares and the New Fund’s assumption of the Existing Fund’s liabilities;
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●	The adjusted tax basis in the Existing Fund’s assets will be the same as the adjusted basis of such assets to the Existing Fund immediately prior to the Reorganization;

●	The holding period of each of the assets of the Existing Fund in the hands of the New Fund will include the period during which those assets were held by the Existing Fund (except where the New Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

●	The aggregate adjusted basis of the Existing Fund shares received by the New Fund shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Existing Fund shares held by such shareholder immediately prior to the Reorganization;

●	The holding period of the New Fund share received by the Existing Fund shareholder will include the period during which the Existing Fund shares exchanged therefor were held by such shareholder (provided the Existing Fund shares were held as capital assets on the date of the Reorganization); and

●	The New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, the New Fund will be treated for purposes of Section 381 of the Code just as the Existing Fund would have been treated if there had been no Reorganization., the tax attributes of the Existing Fund enumerated in Section 381(c) of the Code shall be taken into account by the New Fund as if there had been no Reorganization, and the taxable year of the Existing Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

No opinion will be obtained, and no assurance will be provided, as to: (i) whether either the Existing Fund or the New Fund qualifies or will qualify as a regulated investment company; (ii) the federal income tax consequences of the payment of Reorganization expenses by the Adviser, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (iii) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Existing Fund shareholder that is a foreign person; (iv) the effect of the Reorganization on the Existing Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); (v) the effect of the Reorganization on any shareholder of the Existing Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting.; (vi) whether accrued market discount, if any, on any market discount bonds held by the Existing Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (viii) any state, local or foreign tax consequences of the Reorganization. Although MCFT is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders.

If any of the representations or assumptions on which the opinion of counsel to TST relies is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the opinion of counsel to TST concerning tax consequences of the Reorganization will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.

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Shareholders are urged to consult their own tax advisers as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s particular tax circumstances.

VOTING SECURITIES, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

Voting Securities

Shareholders of the Existing Fund at the close of business on the Record Date will be entitled to be present and vote at the Shareholder Meeting. Each shareholder will be entitled to one vote for the Existing Fund share held as of the Record Date. As of the Record Date, there following shares were issued and outstanding:

Shares Outstanding
7,087,420.052

Principal Shareholders and Management Ownership

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of the Existing Fund. A “control person” is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Existing Fund. Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of March 31, 2026, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Existing Fund:

Shareholder and Address	Percentage of Fund Owned	Type of Ownership
RBC Capital Markets, LLC Omnibus	60.54%	Record
Charles Schwab & Co., Inc.	9.97%	Record

As of March 31, 2026, the Officers and Trustees of MCFT, as a group, owned less than 1% of the Existing Fund.

Participation in the Shareholder Meeting and Revocation of Proxies

If you wish to participate in the Shareholder Meeting you may submit the proxy card included with this Proxy Statement or attend telephonically. Your vote is important no matter how many shares you own. You may vote in one of the following ways:

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●	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

●	Vote on the Internet at the website address printed on your proxy ballot; or

●	Call the toll-free number printed on your proxy ballot.

Each proxy solicited by the MCFT Board which is properly executed and returned in time to be voted at the Shareholder Meeting will be voted at the Shareholder Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by MCFT’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Shareholder Meeting and voting at that time. Any letter of revocation or later-dated proxy must be received by the Existing Fund prior to the Shareholder Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Shareholder Meeting in the same manner that proxies voted by mail may be revoked.

The Existing Fund understands that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a reorganization. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Reorganization. A signed proxy card or other authorization by a beneficial owner of the Existing Fund’s shares that does not specify how the beneficial owner’s shares are to be voted on the Proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

Abstentions will be counted as present for purposes of determining whether a quorum is present. Abstentions will be disregarded in determining the “votes cast” on the Proposal, and therefore, will have the effect of a vote against the Proposal.

Other Business

The MCFT Board does not intend to bring any matters before the Shareholder Meeting other than the Proposal described in this Proxy Statement, and the MCFT Board is not aware of any other matters to be brought before the Shareholder Meeting by others. Because matters not known at the time of the solicitation may come before the Shareholder Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Shareholder Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

MCFT’s Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws do not provide for annual meetings of shareholders, and MCFT does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of MCFT’s shareholders must be received by MCFT in a reasonable period of time prior to any such meeting.

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Quorum; Adjournment

The Existing Fund must have a quorum of shares represented at the Shareholder Meeting, in person or by proxy, to take action on any matter relating to the Existing Fund. Under MCFT’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of a fund entitled to vote at the Shareholder Meeting.

If a quorum is not present at the Shareholder Meeting, or a quorum is present at the Shareholder Meeting but sufficient votes to approve the Proposal are not received, the chairman of the Shareholder Meeting or the holders of a majority of the Existing Fund’s shares present at the Shareholder Meeting, in person or by proxy, may postpone or adjourn the Shareholder Meeting with respect to such Proposal permit the further solicitation of proxies.

Vote Required

Approval of the Reorganization will require the affirmative vote of a majority of the shares voted in person (physically or via remote communication) or by proxy of the Existing Fund. The vote for each Reorganization will be at the fund level, meaning that shareholders of the Existing Fund will vote separately.

To assure the presence of a quorum at the Shareholder Meeting (which will allow for the transaction of business) and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Existing Fund toll-free at 216-329-4271. Representatives will be available Monday through Friday 10 a.m. to 11 p.m., Eastern time.

Solicitation of Shareholder Vote

The Adviser and/or the Administrator will pay or facilitate the payment of the costs of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Shareholder Meeting and the cost of soliciting proxies. The estimated fees anticipated to be paid are approximately $10,000, of which Trailmark has paid approximately $5,000. In addition to solicitation by mail, MCFT may request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each of the Existing Funds of whom they have knowledge, and the Adviser will reimburse them or cause them to be reimbursed for their expenses in so doing. Certain officers, employees and agents of MCFT and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Householding

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is the Existing Fund shareholder, unless the Existing Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please call 216-329-4271 or write to the Existing Fund at the following address: 75 Port City Landing, Suite 110 Mount Pleasant, SC 29464.

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REMEMBER — YOUR VOTE COUNTS EVEN IF YOU HAVE SOLD YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE SHAREHOLDER MEETING!

Your vote is extremely important, even if you only own a few of the Existing Fund’s shares. The Shareholder Meeting will have to be postponed or adjourned without conducting any business if a sufficient number of shares of the Existing Fund entitled to vote in person or by proxy at the Shareholder Meeting are not represented at the Shareholder Meeting. In that event, the Existing Fund would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing the Existing Fund to hold the Shareholder Meeting as scheduled, so please return your proxy card immediately or vote by Internet or telephone.

If your vote is not received, you may be contacted by representatives of the Existing Fund, employees or agents of the Adviser, representatives of other financial intermediaries, or our proxy solicitor, and reminded to vote your shares.

By Order of the Board of Trustees of Modern Capital Funds Trust

/s/ John Tabb
Secretary of the Trust

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

This Proxy Statement is available on the Internet at www.moderncap.com. You may also request a copy by telephone at 216-329-4271. For information about how to attend the Shareholder Meeting and vote in person, please call 216-329-4271.

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DRAFT

APPENDIX

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [____] day of [_____], 2026 by and among (i) Modern Capital Funds Trust, a Delaware statutory trust (“Target Trust”), on behalf of its series listed in Exhibit A (the “Target Fund,”); (ii) Trailmark Series Trust, a Delaware statutory trust (“Acquiring Trust”), on behalf of its series listed in Exhibit A (the “Acquiring Fund,”); and (iii) solely for the purposes of Sections 4.3, 5.1(f) and 9.2, Modern Capital Management Co., a Wyoming corporation (“Adviser”), investment adviser of the Target and Acquiring Funds.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.1(b)) in exchange solely for (a) shares of the Acquiring Fund (“Acquiring Fund Shares”), the value of which shall be determined as of the Valuation Time (as defined in Section 2.1(e), and (b) assumption of all of the Liabilities (as defined in Section 1.1(c)) of the Target Fund by the Acquiring Fund, and (ii) the Target Fund will distribute such Acquiring Fund Shares to shareholders in respect of their shares of the Target Fund, in connection with the complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”);

WHEREAS, the Acquiring Fund is a “shell” series of the Acquiring Trust created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund;

WHEREAS, the Acquiring Trust and the Target Trust each is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “Commission”); and

WHEREAS, the Target Fund and the Acquiring Fund intend (i) this Agreement to be, and adopt it as, a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (ii) that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1.	The Acquiring Trust and the Target Trust agree to take the following steps with respect to the Reorganization:

(a) The Target Fund shall transfer all of its Assets, as defined in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities, as defined in Section 1.1(c), and deliver to the Target Fund the number of Acquiring Fund Shares determined in the manner set forth in Section 2.

(b) The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Date (as defined in Section 2.1(f)) (collectively, “Assets”).

(c) The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date (as defined in Section 3.1). The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Valuation Time (as defined in Section 2.1(e)), other than liabilities arising under this Agreement (collectively, “Liabilities”).

(d) As soon as reasonably practicable after the Closing (as defined in Section 3.1), the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares, respectively, received by the Target Fund pursuant to Section 1.2(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution, with respect to the Target Fund’s shares, and complete liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e) Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f) All books and records relating to the Target Fund, or copies thereof, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be turned over to the Acquiring Fund as soon as practicable after the Closing Date and copies of all such books and records maintained by the Target Fund’s Adviser, administrator, custodian, distributor or fund accountant shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

(g) The Target Trust and the Target Fund acknowledge that the Acquiring Trust, the Acquiring Fund, and the Adviser intend to treat, and do not and will not object to the Acquiring Trust, the Acquiring Fund, and the Adviser treating, the performance record of the Target Fund as the performance record of the Acquiring Fund for any purpose, including the rules and regulations of the Commission and the Financial Industry Regulatory Authority (“FINRA”). In this regard, the parties acknowledge that the Target Fund's investment performance history will be transferred to the Acquiring Fund at the Closing Date. The Target Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund that the investment performance history of the Target Fund is accurate in all material respects and has been calculated in accordance with applicable law.

2.	VALUATION

2.1.	With respect to the Reorganization:

(a) The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (as defined in Section 2.1(e)) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities, using the valuation procedures established by the Acquiring Trust’s board of trustees (“Acquiring Fund Valuation Procedures”). On the Valuation Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by [7:00 p.m.] (Eastern time) on the Valuation Date, or as soon as practicable thereafter.

(b) The number of Acquiring Fund Shares issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Time.

(c) The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).

(d) All computations of value shall be made by the Acquiring Fund’s administrator using the Acquiring Fund Valuation Procedures and shall be subject to review by the Target Fund’s administrator and, if requested by either the Target Trust or the Acquiring Trust, by the independent registered public accountant of the requesting party at the expense of the requesting party. The Target Trust and the Acquiring Trust agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Target Fund determined using the Acquiring Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Target Fund’s valuation procedures.

(e) “Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(f) “Valuation Date” shall mean the business day immediately preceding the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1.     The Reorganization shall close on [____] or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of the Reorganization may be held in person, by facsimile, email, or such other communication means as the parties may agree.

3.2.      With respect to the Reorganization:

(a) The Target Fund’s Assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund, duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s Assets so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such Assets purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered Assets if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b) The Target Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The custodian of the Acquiring Fund shall deliver to Target Trust, on behalf of the Target Fund, at Closing or promptly thereafter, a certificate of an authorized officer stating that the Assets of the Target Fund have been received by the Acquiring Fund in proper form. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Target Trust stating that all such taxes have been paid or provision for payment has been made.

(c) At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d) The Target Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall cause to be issued and delivered to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Target Trust that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e) In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Trust or the Target Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such later date as agreed to by the Target Fund and Acquiring Fund.

4.	REPRESENTATIONS AND WARRANTIES

4.1       The Target Trust, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Acquiring Trust and the Acquiring Fund as follows:

(a) Due Formation, Valid Existence, and Good Standing. The Target Fund is duly organized as a series of the Target Trust, which is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with power under its agreement and declaration of trust and by-laws, as each may have been amended from time to time and are currently in effect (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b) Effective 1940 Act and 1933 Act Registrations. The Target Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No Consent or Approval Required. No consent, approval, authorization, or order of any court or governmental authority or FINRA is required for the consummation by the Target Fund and the Target Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d) Registration Statement Compliance. The current prospectus and statement of additional information of the Target Fund included in the Target Fund’s registration statement on Form N-1A (respectively, the “Prospectus” and “Statement of Additional Information”) and the prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) Investment Activity Compliance. The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s Prospectus and Statement of Additional Information;

(f) Good Title. Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g) No Violation or Acceleration. The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Trust’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Trust is a party or by which it is bound;

(h) No Litigation. Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Trust’s knowledge, threatened against the Target Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Target Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such litigation, proceedings or investigations, and neither the Target Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) Financial Statements. The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm, which is identified in the Target Fund’s Prospectus or Statement of Additional Information. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date(s) in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date(s) not disclosed therein;

(j) No Material Adverse Change in Financial Condition. Since the last day of either (i) the fiscal year covered by the Target Fund’s most recent annual report to shareholders, or (ii) the fiscal half-year covered by the Target Fund’s most recent semi-annual report to shareholders, whichever is more recent, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(k) Due Authorization, Valid Issuance and Non-Assessability of Shares. All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Target Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(l) Authority and Enforceability. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of the Target Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) Information for Use in Proxy Statement. With respect to the Reorganization, within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the Acquiring Fund to prepare a proxy statement in connection with the Reorganization and with respect to the votes of the shareholders of the Target Fund to approve the Reorganization and such other matters as the parties may agree (the “Proxy Statement”) and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact and, to the Target Trust’s knowledge, will not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Trust for use therein, or to the omission or revision by the Acquiring Fund of information provided by the Target Fund;

(n) Books and Records. The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules, and regulations applicable to the Target Fund;

(o) Material Contracts and Commitments. Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(p) No Other Distribution of Acquiring Fund Shares. The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

(q) Insurance. The Target Trust will maintain directors and officers/errors and omissions insurance providing liability coverage to any former and/or current directors and officers of the Target Trust as of the date of this Agreement, covering the actions of such directors and officers of the Target Trust prior to the Reorganization for the period(s) they served as such.

(r) Tax Returns. On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements, and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return, or declaration of estimated Taxes (and including any amendments with respect thereto);

(s) RIC Qualification. The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes, and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied, as of the close of its most recent quarter ending before the Closing Date, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken, or caused any action not to be taken, any of which could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code with respect to any taxable year or calendar year ending before the Closing Date;

(t) No Notice from Tax Authorities. The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (r) or (s) of this Section 4.1;

(u) Section 368(a)(3)(A) Representation. The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(v) Organizational Fees and Expenses. The Target Fund has no unamortized or unpaid organizational fees or expenses;

(w) Dividends and Other Distributions. The Target Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder;

(x) No Corporate-Level Taxation. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder;

(y) Fiscal Year End. The Target Fund has a March 31 fiscal year-end for U.S. federal income tax purposes. Prior to March 31, 2024, the Target Fund maintained since formation a February 28/29 fiscal year end for U.S. federal income tax purposes, and has changed its fiscal year end for U.S. federal income tax purposes, by filing Internal Revenue Service Form 1128 “Application to Adopt, Change, or retain a Tax Year” in 2024; and

(z) Tax Representation Certificate. The tax representation certificate to be delivered by the Target Trust, on behalf of the Target Fund, to Thompson Hine LLP at the Closing pursuant to Section 7.1(h) hereof (the “Target Fund Tax Representation Certificate”) will not, on the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2      The Acquiring Trust, on behalf of itself or, where applicable, the Acquiring Fund, represents and warrants to the Target Trust and to the Target Fund as follows:

(a) Due Formation, Valid Existence, and Good Standing. The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with power under its Governing Documents, to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b) Effective 1940 Act Registration. The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c) Effective 1933 Act Registration. Solely with respect to the Reorganization, prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;

(d) No Consent or Approval Required. No consent, approval, authorization, or order of any court, governmental authority, or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Trust of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws;

(e) Registration Statement Compliance. The prospectus and statement of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization, if applicable, will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f) No Violation or Acceleration. The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Trust’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound;

(g) No Litigation. Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Trust, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such litigation, proceedings or investigation and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) All Actions Taken. By the Closing, the Acquiring Trust’s board of trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(i) No Other Consideration. No consideration other than the Acquiring Fund Shares and the Acquiring Fund’s assumption of the Target Fund’s Liabilities will be issued in exchange for the Target Fund’s assets in the Reorganization;

(j) Authority and Enforceability. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of the trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) Due Authorization, Valid Issuance and Non-Assessability of Shares. The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Trust and the Acquiring Fund;

(l) Information for Use in Proxy Statement. The information provided by the Acquiring Fund for use in the Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such Proxy Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

(m) RIC Status. Subject to the accuracy of the representations and warranties in paragraph 4.1(s), for the taxable year that includes the Closing Date, the Acquiring Trust expects that the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be treated as a separate corporation under Section 851(g) of the Code. The consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a regulated investment company from and after the Closing Date.

(n) Tax Representation Certificate. The tax representation certificate to be delivered by the Acquiring Trust, on behalf of the Acquiring Fund, to Thompson Hine LLP at the Closing pursuant to Section 6.1(g) hereof (the “Acquiring Fund Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and

(o) Assets, Liabilities, and Launch. As of the Closing Date, the Acquiring Fund will have no assets (other than any seed capital invested by the Acquiring Fund’s sole initial shareholder) and no liabilities. The Acquiring Fund has not commenced investment operations and will not commence investment operations until after the Closing.

(p) Due Diligence Materials. The due diligence materials of the Acquiring Trust made available to the Target Trust, its board of trustees, and its legal counsel in response to a request from the Target Trust to the Acquiring Trust dated [ ], 2026, are true and correct in all material respects and contain no material misstatements or omissions.

4.3     The Adviser represents and warrants to the Target Trust and the Acquiring Trust as follows:

(a) The Adviser is a corporation, duly formed, validly existing and in good standing under the laws of the State of Wyoming.

(b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Adviser, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Adviser, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

5.	COVENANTS

5.1.    With respect to the Reorganization:

(a) The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements, or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared, or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.

(b) With respect to the Reorganization, the parties hereto shall cooperate in preparing, and the Acquiring Trust shall file with the Commission, the Proxy Statement. The Acquiring Trust shall provide the Target Trust and its counsel with a reasonable opportunity to review and comment on the Proxy Statement, and on any amendment or supplement thereto, in advance of filing with the Commission and in advance of dissemination to shareholders of the Target Fund, and shall consider in good faith all comments reasonably proposed by the Target Trust with respect to the description of the Target Fund, the Target Trust, the Target Trust’s board of trustees, the Reorganization, and the board’s consideration and recommendation of the Reorganization.

(c) (i) With respect to the Reorganization, the Target Trust will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and take all other action necessary to obtain approval of the transactions contemplated herein.

(d) The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(e) The Target Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as are mutually agreed upon by the parties.

(f) Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and make effective the transactions contemplated by this Agreement. In particular, the Target Trust and the Adviser each covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s Assets and otherwise to carry out the intent and purpose of this Agreement.

(g) Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing in complete liquidation for U.S. federal income tax purposes, as set forth in Section 1.2(d) hereof.

(h) It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation, the filing of any Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Thompson Hine LLP to render the tax opinion contemplated in Section 8.5 of this Agreement.

(i) Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(j) The Target Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Acquiring Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitations of any such claim. For the avoidance of all doubt, the Target Trust hereby assigns to the Acquiring Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(k) The Target Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Target Trust’s Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its immediate liquidation.

(l) Neither Target Fund nor Acquiring Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Target Fund or Target Trust, in the Target Fund Tax Representation Certificate and, with respect to the Acquiring Fund or Acquiring Trust, in the Acquiring Fund Tax Representation Certificate.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1.       With respect to the Reorganization, the obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Trust and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a) All representations and warranties of the Acquiring Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Acquiring Trust shall have delivered to the Target Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Target Fund shall have received the confirmations contemplated by Section 3.2(b) and 3.2(d) of this Agreement, duly executed by an authorized officer of the Acquiring Fund;

(d) The Acquiring Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust and the Acquiring Fund, on or before the Closing Date;

(e) The Target Trust shall have received a favorable opinion of Thompson Hine, LLP, counsel to the Acquiring Trust, dated the Closing Date and in a form satisfactory to the Target Trust, to the following effect:

(i) The Acquiring Trust is duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Trust;

(ii) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Trust and, assuming the approval of the Agreement by the Target Fund Shareholders and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Trust enforceable against the Acquiring Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The Acquiring Fund Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(iv) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust of its obligations hereunder will not, violate the Acquiring Trust’s organizational documents;

(v) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi) Except as disclosed in writing to the Target Trust, such counsel knows of no material legal proceedings pending against the Acquiring Fund or the Acquiring Trust; and

(vii) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement except such as have been obtained;

(f) In connection with the opinions contemplated by Section 6.1(e), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Trust;

(g) The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to Thompson Hine LLP an Acquiring Fund Tax Representation Certificate, satisfactory to Thompson Hine LLP, in a form mutually acceptable to the Acquiring Trust and the Target Trust, concerning certain tax-related matters.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1.       With respect to the Reorganization, the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Trust and the Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Target Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Target Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Trust (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d) The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

(e) The Target Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Trust and the Target Fund, on or before the Closing Date;

(f) The Acquiring Trust shall have received a favorable opinion of FinTech Law LLC, counsel to the Target Trust for purposes of this transaction, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

(i) The Target Trust is duly formed, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted, and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Target Trust;

(ii) This Agreement has been duly authorized, executed and delivered on behalf of the Target Trust and, assuming the approval of the Agreement by the Target Fund Shareholders and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Trust enforceable against the Target Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii) The Target Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Target Fund will have duly transferred such assets to the Acquiring Fund;

(iv) The execution and delivery of this Agreement did not, and the performance by the Target Trust of its obligations hereunder will not, violate the Target Trust’s organizational documents;

(v) The Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi) Except as disclosed in writing to the Acquiring Trust, such counsel knows of no material legal proceedings pending against the Target Fund or the Target Trust; and

(vii) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Trust of the transactions contemplated by this Agreement except such as have been obtained;

(g) In connection with the opinions contemplated by Section 7.1(f), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Trust;

(h) The Target Trust, on behalf of the Target Fund, shall have delivered to Thompson Hine LLP a Target Fund Tax Representation Certificate, satisfactory to Thompson Hine LLP, in a form mutually acceptable to the Target Trust and the Acquiring Trust, concerning certain tax-related matters.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Trust or Target Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the Target Fund Shareholders in accordance with the provisions of the Target Trust Governing Documents, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2.       On the Closing Date, no action, suit, or other proceeding shall be pending or, to the Target Trust’s or the Acquiring Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.       All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4.       The Proxy Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5. The Target Trust and the Acquiring Trust shall have received on or before the Closing Date an opinion of Thompson Hine LLP in form and substance reasonably acceptable to the Target Trust and the Acquiring Trust, as to the matters set forth on Schedule 8.5. In rendering such opinion, Thompson Hine LLP may request and rely upon such representations and certifications contained in the Acquiring Fund Tax Representation Certificate and the Target Fund Tax Representation Certificate and representations and certifications of others as it may reasonably request, and the officers of the Target Trust and the Acquiring Trust will cooperate to make and certify the accuracy of such representations contained in the Acquiring Fund Tax Representation Certificate and the Target Fund Tax Representation Certificate. The foregoing opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. The foregoing opinion may state that no opinion is expressed as to: (i) whether either the Target Fund or the Acquiring Fund qualifies or will qualify as a regulated investment company; (ii) the federal income tax consequences of the payment of Reorganization expenses by the Adviser, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (iii) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Target Fund shareholder that is a foreign person; (iv) the effect of the Reorganization on the Target Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); (v) the effect of the Reorganization on any shareholder of the Target Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (vi) whether accrued market discount, if any, on any market discount bonds held by the Target Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any Asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (viii) any state, local or foreign tax consequences of the Reorganization. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.

9.	FEES AND EXPENSES

9.1.       The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.       The expenses relating to the proposed Reorganization, whether or not consummated, which are incurred by the Target Trust, the Target Fund, the Acquiring Trust, and the Acquiring Fund, will be borne and paid by Gryphon 17, LLC d/b/a Trailmark Fund Solutions (“Trailmark”), the administrator to the Target Trust and the Acquiring Trust. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Adviser, and counsel to the Acquiring Trust; (f) solicitation costs of the transactions; (g) service provider conversion fees, if any; and (h) any costs associated with meetings of each trust’s Board of Trustees relating to the Reorganization. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in the Acquiring Fund failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as reorganizations within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or any of their respective shareholders.

9.3       At the Closing, Trailmark shall pay the estimated costs of the Reorganization to be paid by it pursuant to paragraph 9.2, and any remaining balance within 30 days after the Closing.

10.	COOPERATION AND EXCHANGE OF INFORMATION

With respect to the Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Trust and the Acquiring Trust will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust have concluded that, based on their evaluation of the effectiveness of the Target Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Trust to the Acquiring Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Acquiring Trust on Forms N-CSR or any forms adopted by the Commission in replacement of Forms N-CSR.

11.	INDEMNIFICATION AND LIABILITIES

11.1.       Indemnification by the Acquiring Trust. The Acquiring Trust, solely out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Target Trust, the Target Fund and the members of the Target Trust board of trustees and their respective officers, employees, investment adviser and agents (the “Target Trust Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) collectively, “Loss”) to which, any Target Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Acquiring Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Target Fund or the Target Trust Indemnified Parties.

11.2.       Indemnification by the Target Trust. The Target Trust, solely out of the Target Fund’s assets and property (including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless the Acquiring Trust, the Acquiring Fund and the members of the Acquiring Trust board of trustees and their respective officers, employees, investment adviser and agents (the “Acquiring Trust Indemnified Parties”) from and against any and all Loss to which any Acquiring Trust Indemnified Party may become subject, insofar as such Loss arises out of or is based on any breach by the Target Trust or the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such Loss shall be due to any grossly negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or the Acquiring Trust Indemnified Parties.

11.3.       Liability of the Target Trust. The Acquiring Trust understands and agrees that its obligations on behalf of the Target Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent, or employee of the Target Trust personally, but shall bind only the Target Fund’s property. Moreover, no series of the Target Trust other than the Target Fund shall be responsible for the obligations of the Target Trust hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Target Fund hereunder. This Agreement has been signed and delivered on behalf of the Target Trust, on behalf of the Target Fund, by an authorized officer of the Target Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees, or the shareholders personally, but shall bind only the Target Fund.

11.4.       Liability of the Acquiring Trust. The Target Trust understands and agrees that its obligations on behalf of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent, or employee of the Acquiring Trust personally, but shall bind only the Acquiring Fund’s property. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. This Agreement has been signed and delivered on behalf of the Acquiring Trust, on behalf of the Acquiring Fund, by an authorized officer of the Acquiring Trust, and such execution and delivery by such officer shall not be deemed to have been made by such officer individually or to impose any liability on such officer, the trustees or the shareholders personally, but shall bind only the Acquiring Fund.

12.	ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND COVENANTS

12.1.       Except as described in a separate confidentiality agreement between the Acquiring Trust and the Target Trust, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2.       The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the Acquiring Trust and the Target Trust; (ii) by either the Acquiring Trust or the Target Trust if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iii) by the Acquiring Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Trust; (iv) by the Target Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Trust; or (v) by either the Acquiring Trust or the Target Trust if a determination is made by such trust’s board of trustees that the consummation of the transactions contemplated herein are not in the best interest of the Acquiring Trust or the Target Trust, respectively. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Section 9, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

15.	MISCELLANEOUS

15.1.       The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.       This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

15.3.       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4.       This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

15.5.       It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) each Target Fund or its Acquiring Fund, as applicable, as provided in the Target Trust Governing Documents and the Acquiring Trust Governing Documents and (ii) the other parties. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

15.6.       Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.

15.7.       Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.8.       A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

15.9. Notwithstanding any other provision of this Agreement, the requirement to deliver a certificate at Closing may be waived by the party to which it is required to be delivered.

15.10       A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.

16.	NOTICES

Any notice, report, statement, or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service, or prepaid or certified mail addressed to:

For Target Trust:

[	]

For Acquiring Trust:

[	]

For Adviser:

[	]

[Signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Modern Capital Funds Trust,
on behalf of the Target Fund

By:
Name:	Brad Atkins
Title:	President

Trailmark Series Trust,
on behalf of the Acquiring Fund

By:
Name:	Brandon Byrd
Title:	President

Modern Capital Management Co.,
solely for the purposes of Sections 4.3, 5.1(f) and 9.2

By:
Name:	Brad Atkins
Title:	Chief Executive Officer

Name:	[ ]
Title:	[ ]

Signature Page to Agreement and Plan of Reorganization

Exhibit A

Target Fund	Acquiring Fund
Modern Capital Tactical Income Fund	Modern Capital Tactical Income Fund

A-1